UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 15th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

As described below, Vringo, Inc. (the “Company”) has replaced Somekh Chaikin, a member firm of KPMG International (“Somekh Chaikin”), as the Company’s independent registered public accounting firm with KPMG LLP (“KPMG”).

The Audit Committee (the “Committee”) of the Board of Directors of the Company recently conducted a selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. As a result of this process, the Committee approved the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. This action effectively dismissed Somekh Chaikin as the Company’s independent registered public accounting firm as of April 2, 2014.

The reports of Somekh Chaikin on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through April 2, 2014, there were no disagreements with Somekh Chaikin on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Somekh Chaikin, would have caused Somekh Chaikin to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2013 and 2012, or in the subsequent period through April 2, 2014.

The Company has provided a copy of the foregoing disclosures to Somekh Chaikin and requested that Somekh Chaikin furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG Somekh Chaikin agrees with the above statements. A copy of Somekh Chaikin’s letter, dated April 4, 2014, is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and in the subsequent interim period through April 2, 2014, the Company has not consulted with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Somekh Chaikin, a member firm of KPMG International, to the Securities and Exchange Commission dated April 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Date: April 7, 2014	By:	/s/ Anastasia Nyrkovskaya
		Name:	Anastasia Nyrkovskaya
		Title:	Chief Financial Officer